UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 10, 2009
Date of Report (Date of earliest event reported)
ALTRA HOLDINGS, INC.
ALTRA INDUSTRIAL MOTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
Delaware	333-124944	30-0283143

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Granite Street, Suite 201
Braintree, Massachusetts	02184

(Address of principal executive offices)	(Zip Code)
(781) 917-0600
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On December 10, 2009, Altra Holdings, Inc. issued a press release announcing the expiration of the previously announced cash tender offer for any and all of the outstanding 9% Senior Secured Notes due 2011 of Altra Industrial Motion, Inc. A copy of the press release is filed and attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

99.1 Press Release of Altra Holdings, Inc. dated December 10, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Holdings, Inc.
/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title:	Vice President, Legal and Human Resources, General Counsel and Secretary

Date: December 11, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Industrial Motion, Inc.
/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title:	Vice President, Legal and Human Resources, General Counsel and Secretary

Date: December 11, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Altra Holdings, Inc. dated December 10, 2009.